SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 13, 2009 (May 7, 2009)

CHEMBIO DIAGNOSTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-30379	88-0425691
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
3661 Horseblock Road
Medford, NY 11763
(Address of principal executive offices)
631-924-1135
(Registrant’s Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)
Effective May 11, 2009, the Company’s Board of Directors approved the Company’s extension of the June 15, 2006 employment agreement (the “Employment Agreement”) with Lawrence A. Siebert, the Company’s President and Chief Executive Officer.  The Employment Agreement, which had been extended for an additional one-year term from May 11, 2008, provides that Mr. Siebert will serve as the Chief Executive Officer and President of the Company for an additional three-year term.

Other than the dates and salary amounts, the terms of the extended Employment Agreement are substantially similar to the June 15, 2006 Employment Agreement.  Under the terms of the extended Employment Agreement (i) Mr. Siebert will continue as the Company’s Chief Executive Officer and President for an additional term of three years from May 11, 2009; (ii) Mr. Siebert will earn a salary of $265,000, which will be reduced temporarily to $225,250 in connection with Mr. Siebert’s agreement to a 15 percent salary reduction until the later to occur of July 1, 2009, or the date upon which other employees’ salaries are restored to the levels that existed prior to January 14, 2009 when the Company implemented payroll reductions; (iii) Mr. Siebert will continue to be eligible for a bonus of up to 50% of his salary, consisting of (a) a bonus of up to 25% of his salary that is at the complete discretion and determination of the Board, and (b) a bonus of up to an additional 25% of his salary that will be determined based upon revenue and earnings performance criteria established by the Board.

ITEM 7.01.                              REGULATION FD DISCLOSURE.

On May 11, 2009, the Company issued a press release entitled “IDRI and Chembio Collaborate to Develop a Low-cost Test for Visceral Leishmaniasis”  A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Item 7.01 of this Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. The information in this Item 7.01 of this Form 8-K also shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference.

ITEM 9.01.                              FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.

99.1	Press Release entitled “IDRI and Chembio Collaborate to Develop a Low-cost Test for Visceral Leishmaniasis” dated May 11, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 13, 2009                                                                           Chembio Diagnostics, Inc.

    By:    /s/ Lawrence A. Siebert
   Lawrence A. Siebert
       Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release entitled “IDRI and Chembio Collaborate to Develop a Low-cost Test for Visceral Leishmaniasis” dated May 11, 2009.